Exhibit 10.24(c)

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information marked “[***]” in this Exhibit has been filed with the Securities and Exchange Commission together with such request for confidential treatment.
AMENDMENT NO. 2
TO
JUPITER GAS GATHERING AGREEMENT
This Amendment No. 2 to the Jupiter Gas Gathering Agreement (this “Amendment”) is made and entered into as of October 26, 2015, by and between EQT Production Company (“Producer”) and EQT Energy, LLC (collectively with Producer, “Shipper”), on the one hand, and EQM Gathering OPCO, LLC (“Gatherer”), on the other hand. Producer, Shipper and Gatherer are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties made and entered into that certain Jupiter Gas Gathering Agreement, dated May 1, 2014, as amended by that certain Amendment No. 1 to Jupiter Gas Gathering Agreement, dated December 17, 2014 (as amended, the “Agreement”), pursuant to which, among other provisions, Shipper requested that Gatherer provide the gathering of natural gas on behalf of Shipper by receiving quantities of natural gas and redelivering it to or for Shipper’s account; and

WHEREAS, the Parties intend to amend Exhibit A and Section 1.a of Exhibit B-1 of the Agreement, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.Definitions. All capitalized terms used but not otherwise defined or amended herein shall have the meanings ascribed to them in the Agreement.

2.Amendments.

a.	Exhibit A attached to the Agreement is hereby amended to add the following Delivery Points:

Delivery Point(s)        Location
Europa                [***]
Io                [***]

b.	Exhibit A attached to the Agreement is hereby further amended to reflect the following modified Contract MDQ and Compression MDQ:

1

Contract MDQ:    [***]
Compression MDQ:    [***]

c.	The table set forth in Section 1.a of Exhibit B-1 attached to the Agreement is hereby deleted in its entirety and replaced with the following revised table:

	Contract MDQ	Reservation Fee	In-Service Date	Term

Initial Contract MDQ	[***]	[***]	[***]	[***]
Callisto	[***]	[***]	[***]	[***]
Jupiter	[***]	[***]	[***]	[***]
Halo	[***]	[***]	[***]	[***]
Europa	[***]	[***]	[***]	[***]
Io	[***]	[***]	[***]	[***]

3.Effect of Amendment. The Agreement, as amended hereby, shall remain in full force and effect, and all terms hereof are hereby ratified and confirmed by the Parties.

4.Further Actions. The Parties agree to execute such other documents and take such further actions necessary to effectuate this Amendment.

5.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. It is agreed by the Parties that facsimile signature pages signed by the Parties shall be binding to the same extent as original signature pages.

6.Entire Agreement. This Amendment is the entire agreement between the Parties concerning the subject matter hereof and neither Party shall be bound by representations except as set forth in this Amendment.

7.Amendments. This Amendment may not be modified or amended except by a written agreement signed by the Parties.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EQT PRODUCTION COMPANY	EQM GATHERING OPCO, LLC
By: /s/ David Schlosser	By: /s/ Andrew L. Murphy
Name: David Schlosser	Name: Andrew L. Murphy
Title: EVP Production	Title: Vice President
EQT ENERGY, LLC
By: /s/ Donald Jenkins
Name: Donald Jenkins
Title: EVP Commercial

3